UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 19, 2016

Date of Report

(Date of Earliest Event Reported)

Commission File No. 000-52653

EQCO2 INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	98-0505768
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs Street, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company's telephone number, including area code: (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Departure of Officer and Director

LAS VEGAS, NV / January 19, 2016 / EQCO2, Inc. (CLNO) today announced the resignation of John Scrudato as its Chief Financial Officer and Board member for personal reasons. The company also announced that it has appointed Rudy Chacon as its new CFO and Director.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	January 19, 2016 Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EQCO2 Inc.

Date: January 19, 2016	By:	/s/ Mike Zaman
Mike Zaman
President